April 1, 2009

     Supplement to the Prospectuses, as in effect and as may be amended, for

Fund                                                   Prospectus                                            Prospectus Date

Pioneer AMT-Free CA Municipal Fund                     Class A, Class B and Class C Shares                   May 1, 2008
Pioneer AMT-Free Municipal Fund                        Class A, Class B and Class C Shares                   May 1, 2008
Pioneer Bond Fund                                      Class A, Class B and Class C Shares                   November 1, 2008
Pioneer Classic Balanced Fund                          Class A, Class B and Class C Shares                   December 1, 2008
Pioneer Government Income Fund                         Class A, Class B and Class C Shares                   December 1, 2008
Pioneer High Income Municipal Fund                     Class A and Class C Shares                            December 31, 2008
Pioneer Strategic Income Fund                          Class A, Class B and Class C Shares                   February 1, 2009
Pioneer Tax Free Income Fund                           Class A, Class B and Class C Shares                   May 1, 2008

Effective April 1, 2009, the Pioneer funds are making the following changes relating to Class A share purchases:

o The sales charge breakpoint at which purchases may be made at net asset value (that is, without the imposition of a sales charge) will be reduced from $1,000,000 to $500,000.
o The minimum amount of total plan assets in an employer-sponsored retirement plan for Class A shares to be purchased at net asset value will be reduced from $1 million to $500,000. The contingent deferred sales charge (CDSC) will continue to be waived for qualifying employer-sponsored retirement plans.
o For Class A shares that are subject to a CDSC, the period during which the CDSC applies will be reduced from 18 months to 12 months for purchases made on or after April 1, 2009.

In addition, the maximum purchase amount applicable to Class C shares will be reduced from $999,999 to $499,999.

                                                  * * *

The following changes to the prospectus for each above listed fund are effective April 1, 2009. Please refer to the prospectus for the main text of each section.

The following replaces the first footnote to the "Shareowner fees" table in the "Basic information about the fund" section of the prospectus.

  1 Class A purchases of $500,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


The following replaces the row entitled "Maximum purchase amount" in the "Comparing classes of shares" table in the "Buying, exchanging and selling shares" section of the prospectus.

Comparing classes of shares

                              Class A                 Class B                   Class C
                                                      (if offered by the fund)
----------------------------- ----------------------- ------------------------- -------------------------
----------------------------- ----------------------- ------------------------- -------------------------
Maximum purchase amount       None                    $49,999                   $499,999
(per transaction)
----------------------------- ----------------------- ------------------------- -------------------------


The following replaces the "Sales charges for Class A shares" table in the "Buying, exchanging and selling shares" section of the prospectus.

Sales charges for Class A shares
                                                  Sales charge as % of
                                              ------------------------
                                              Offering      Net amount
Amount of purchase                               price        invested
----------------------------------------------------------------------
Less than $100,000                                4.50            4.71
.......................................................................
$100,000 but less than $250,000                   3.50            3.63
.......................................................................
$250,000 but less than $500,000                   2.50            2.56
.......................................................................
$500,000 or more                                   -0-             -0-
----------------------------------------------------------------------


The following replaces the paragraph entitled "Investments of $1 million or more and certain retirement plans" in the "Buying, exchanging and selling shares" section of the prospectus.

Investments of $500,000 or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.


The following replaces the 14th bulleted sentence listed under "Class A purchases at net asset value are available to:" in the "Buying, exchanging and selling shares" section of the prospectus.

o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets


The following replaces the paragraph entitled "Class A shares that are subject to a contingent deferred sales charge" in the "Buying, exchanging and selling shares" section of the prospectus.

Class A shares that are subject to a contingent deferred sales charge
Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).


The following replaces the paragraph entitled "Maximum purchase amounts" in the "Buying, exchanging and selling shares" section of the prospectus.

Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares (if offered by the fund) and $499,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.


                                                                   22957-00-0309
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds